Bear, Stearns and Co. Inc.

ATLANTA BOSTON CHICAGO Asset-Backed Securities Group

DALLAS LOS ANGELES NEW YORK SAN FRANCISCO 383 Madison Avenue

FRANKFURT GENEVA HONG KONG New York, N.Y. 10179

LONDON PARIS TOKYO (212) 272-2000

 New Issue Computational Materials

$336,525,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RZ3

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2005-RZ3 Trust

Issuer

Residential Funding Corporation

Master Servicer

September [9], 2005
Expected Timing:	Pricing Date:	On or about September [ ], 2005
	Settlement Date:	On or about September 23, 2005
	First Payment Date:	October 25, 2005

Structure:	Fixed Rate Loans:	$69.8 Million
	Adjustable Rate Loans:	$280.2 Million
	Rating Agencies:	Moodys ,Standard & Poors , and Fitch

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. The Information does not include all material information about the securities or the mortgage pool. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable securitys characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

The information contained herein should be considered only after reading Bear Stearns Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information (Cont.)

NEITHER THE ISSUER OF THE SECURITIES NOR ANY OF ITS AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PRESENTED HEREIN, ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUER OR ITS AFFILIATES.

INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSIONS WEBSITE. ONCE AVAILABLE, THE BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE BEAR, STEARNS & CO. INC. TRADING DESK AT (212) 272-5451.

THIS COMMUNICATION DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

THE INFORMATION IN THIS COMMUNICATION IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS COMMUNICATION SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR COMMUNICATION RELATING TO THESE SECURITIES.

THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein should be considered only after reading Bear Stearns Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RAMP Series 2005-RZ3 Trust Structural Summary

September [9], 2005

$336,525,000 (Approximate - Subject to Revision)

Characteristics of the Certificates (1)(2)

Class	Amount ($)	Ratings (Moodys/S&P/Fitch)	Bond Type	WAL (yrs.) to Call/Mat	Principal Lockout / Window (mos.) to Call/Mat	Exp. Maturity to Call	Final Scheduled Maturity
A-1	142,401,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	1.00 / 1.00	0-21 / 0-21	June 2007	[September 2035]
A-2	116,001,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	3.00 / 3.00	20-54 / 20-54	November 2011	[September 2035]
A-3	20,723,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	6.17 / 8.59	73-1 / 73-96	November 2011	[September 2035]
M-1	11,550,000	Aa1/AA+/AA+	Mezz Fltr (3)(4)	4.59 / 5.04	43-31 / 43-97	November 2011	[September 2035]
M-2	10,850,000	Aa2/AA+/AA	Mezz Fltr (3)(4)	4.49 / 4.93	41-33 / 41-93	November 2011	[September 2035]
M-3	7,350,000	Aa3/AA/AA	Mezz Fltr (3)(4)	4.44 / 4.85	40-34 / 40-87	November 2011	[September 2035]
M-4	5,600,000	A1/AA/AA-	Mezz Fltr (3)(4)	4.44 / 4.80	39-35 / 39-83	November 2011	[September 2035]
M-5	5,775,000	A2/AA-/A+	Mezz Fltr (3)(4)	4.38 / 4.76	38-36 / 38-80	November 2011	[September 2035]
M-6	4,900,000	A3/A+/A	Mezz Fltr (3)(4)	4.36 / 4.71	37-36 / 38-74	November 2011	[September 2035]
M-7	4,900,000	Baa1/A+/A-	Mezz Fltr (3)(4)	4.34 / 4.66	37-37 / 37-69	November 2011	[September 2035]
M-8	3,325,000	Baa2/A/A-	Mezz Fltr (3)(4)	4.33 / 4.60	37-37 / 37-63	November 2011	[September 2035]
M-9	3,150,000	Baa3/A-/BBB+	Mezz Fltr (3)(4)	4.33 / 4.55	37-37 / 37-57	November 2011	[September 2035]
B	3,500,000	Ba1/BBB+/BBB	Sub Fltr (3)(4) (5)	Not Offered Hereby			[September 2035]
Total	340,025,000

Notes:
      The Class Size is subject to a permitted variance in the aggregate of plus or minus 10%.
      The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumptions:

      Fixed Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter);

      Adjustable Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 2.818% each month to 35% CPR by month 12, and remaining constant at 35% CPR thereafter).

      If the 10% Clean-Up Call is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. Each class is subject to the Net WAC Cap.
      The least of (a) One-Month LIBOR plus the related margin per annum; (b) the Net WAC Rate; and (c) 11%. The holders of the Class A, Class M and Class B Certificates may also be entitled to certain payments under the Swap Agreement (as described herein).
      The Class B Certificates will not be offered hereby.

Title of Securities: RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ3.

Depositor: Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation.

Master Servicer: Residential Funding Corporation.

Subservicer: The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 99.95% of the Mortgage Loans.

Underwriter: Bear, Stearns & Co. Inc.

Trustee: JPMorgan Chase Bank.

Swap Counterparty: TBD.

Offered Certificates: The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations.

. Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (collectively the "Class M Certificates").

Class A Certificates and Class M Certificates (the "Offered Certificates").

Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus which includes a Prospectus Supplement (together, the "Prospectus").

Non-Offered Certificates: Class B Certificates.

Statistical Calculation Date: August 1, 2005.

Cut-Off Date: September 1, 2005.

Closing Date: On or about September 23, 2005.

Distribution Date: Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if this is not a business day, on the next business day, commencing in October 2005.

Form of Offered Certificates: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility: None of the Certificates are expected to be ERISA eligible.

SMMEA Eligibility: None of the Offered Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Monthly Fees: Subservicing fee minimum of 0.25% per annum, payable monthly; master servicing fee of 0.05% per annum, payable monthly.

Eligible Master Servicing

Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

Optional Call: If the aggregate principal balance of the mortgages loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof, the holders of the call rights may terminate the trust on the second Distribution Date following such date, (the "Clean-up Call Date").

Mortgage Loans: The mortgage pool will consist of one- to two-family, fixed and adjustable rate mortgage loans secured by first liens on fee simple or leasehold interests on residential mortgage properties. The statistical pool of the mortgage loans described herein has an approximate aggregate principal balance of approximately $237,431,065 as of the Statistical Cut-off Date. At closing, the mortgage loans will have an aggregate principal balance of approximately $350,000,000.

Representations and

Warranties: RFC will make a representation and warranty that each mortgaged property is free of damage and in good repair as of the closing date.  In the event that a mortgaged property is damaged as of the closing date and that damage materially adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for any Class M Certificates will include the subordination of the Class B Certificates and the Class M Certificates with a lower priority.

Class

Initial Subordination (1)

Stepdown Date Subordination

A20.25%40.50%

M-1

16.95%

33.90%

M-2

13.85%

27.70%

M-3

11.75%

23.50%

M-4

10.15%

20.30%

M-5

8.50%

17.00%

M-6

7.10%

14.20%

M-7

5.70%

11.40%

M-8

4.75%

9.50%

M-9

3.85%

7.70%

B

2.85%

5.70%

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC")

Initial (% Orig) 2.85%

OC Target (% Orig) 2.85%

Stepdown OC Target (% Current) 5.70%

OC Floor (% Orig) 0.50%

C. Excess Cashflow.
Initially equal to approximately [287] bps per annum.

D. Swap Agreement.
Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the Swap Counterparty to the trustee pursuant to the Swap Agreement.

Excess Cashflow: With respect to any Distribution Date, an amount equal to the sum of (x) the excess of the available distribution amount for that Distribution Date over the sum of (a) the interest distribution amount for the certificates that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

Required Overcollateralization

Amount: For any Distribution Date (i) prior to the Stepdown Date, an amount equal to 2.85% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 5.70% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount will be fully funded on the Closing Date.

Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, or approximately $1,750,000.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates before taking into account distributions of principal to be made on that Distribution Date.

Overcollateralization Increase

Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction

Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of
(i) the Excess Overcollateralization Amount for that Distribution Date, and (ii) the Principal Remittance Amount for that Distribution Date.

Stepdown Date:	The later to occur of (x) the Distribution Date in October 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the 40.50%.

Senior Enhancement

Percentage: On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event: A Trigger Event is in effect with respect to any Distribution Date if either (i) on or after the Stepdown Date the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds [24.50]% of the current Senior Enhancement Percentage or (ii) on or after the Distribution Date in October 2008 the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate stated principal balance of the Mortgage Loans exceeds the values defined below:

Distribution Dates

October 2008 to September 2009	[2.85]% for the first month, plus an additional 1/12th of [1.90]% for every subsequent month;
October 2009 to September 2010	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for every subsequent month;
October 2010 to September 2011	[6.25]% for the first month, plus an additional 1/12th of [0.80]% for every subsequent month;
October 2011 and thereafter	[7.05]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgaged loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Interest Payments: On each Distribution Date holders of the certificates will be entitled to receive the interest that has accrued on the certificates at the related pass-through rate during the related Accrual Period, and any interest due on a prior Distribution Date that was not paid.

Accrual Period: The Offered Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then-current Distribution Date (the "Floating Rate Accrual Period") calculated on an actual/360-day basis.

Net Mortgage Rate: With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

Maximum Net Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the maximum net at which interest can accrue thereon less the per annum rates at which the master servicing and subservicing fees are paid. With respect to any fixed-rate Mortgage Loan, the Net Mortgage Rate.

Net WAC Cap: With respect to any distribution date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period minus any net swap payments or swap termination payment not due to a swap counterparty trigger event owed to the Swap Counterparty divided by the aggregate stated principal balance of the mortgage loans, multiplied by a fraction equal to 360 divided by the actual number of days in the related Interest Accrual Period.

Basis Risk Shortfall: With respect to any class of Class A, Class M or Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate for that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate.

Prepayment Interest

Shortfall: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period only as described under "Excess Cashflow Distributions." Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the certificates.

Allocation of Losses: Realized losses on the mortgage loans will be allocated as follows:

          Funds if any received under the Swap Agreement;

          to Excess Cashflow;

          by a reduction in the Overcollateralization Amount until reduced to zero;

          to the Class B Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-9 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-8 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-5 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero;

          to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero; and

          to the Class A Certificates, on a pro rata basis based on their respective Certificate Principal Balances.

Step-up Coupon: The margins on the Class M and Class B Certificates will increase by a 1.5x multiple of the original margin on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.

Principal Payments: The Class A Principal Distribution Amount, with respect to the Class A Certificates,

will be distributed to the Class A-1, Class A-2 and Class A-3 Certificates, sequentially, in that order, in each case, until their respective Certificate Principal Balances have been reduced to zero.

The Class M and Class B Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until on or after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate certificate principal balance of the Class A Certificates have been reduced to zero.

On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority: to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, and to the Class B Certificates, the Class B Principal Distribution Amount, in each case until the certificate principal balance thereof has been reduced to zero.

Principal Distribution

Amount: For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of the following amounts:

          the Principal Remittance Amount for the Mortgage Loans,

          the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A, Class M and Class B Certificates on a prior Distribution Date and remaining unpaid;

          the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in the clause (ii) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

          the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to the clause (ii) and clause (iii) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date;

          minus

          the amount of any Overcollateralization Reduction Amount for that Distribution Date;

          any net swap payments or swap termination payment not due to a swap party trigger event owed to the Swap Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans; and

          certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate balance of the Class A, Class M and Class B Certificates.

Principal Remittance

Amount: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections other than subsequent recoveries received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the month.

Class A Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date, or on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 59.50% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 66.10% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 72.30% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 76.50% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 79.70% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 83.00% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 85.80% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 88.60% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 90.50% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7and Class M-8 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amountand the Class M-8 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 92.30% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B Principal

Distribution Amount: With respect to any Distribution Date:

          prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount, or

          on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 94.30% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Interest Distributions: On each Distribution Date, accrued and unpaid interest (less prepayment interest shortfalls not covered by compensating interest and Relief Act Shortfalls) will be paid to the holders of Class A, Class M and Class B Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the master servicing and sub-servicing fees) in the following order of priority:

          To the Class A Certificates, pro rata;

          To the Class M-1 Certificates;

          To the Class M-2 Certificates;

          To the Class M-3 Certificates;

          To the Class M-4 Certificates;

          To the Class M-5 Certificates;

          To the Class M-6 Certificates;

          To the Class M-7 Certificates;

          To the Class M-8 Certificates;

          To the Class M-9 Certificates; and

          To the Class B Certificates.

Excess Cashflow

Distributions: On each Distribution Date, the Excess Cashflow will be distributed among the Certificates in the following order of priority:

          To pay to holders of the class or classes of certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

          As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

          To pay any Overcollateralization Increase Amount to the class or classes of certificates then entitled to receive distributions in respect of principal;

          To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

          To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

          To the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, any Basis Risk Shortfalls allocated thereto that remains unpaid as of the Distribution Date;

          To pay the holders of the Class A, Class M and Class B Certificates, pro rata, based on Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act Shortfalls occurring in the current interest accrual period;

          To pay the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

          To the Swap Counterparty, any termination payment triggered by a swap termination event; and

          To pay the holders of the Class SB Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (ii), (iii), (iv), (v), (vi), (vii) and (viii) shall be made from excess cash flow to the extent available and not covered by amounts paid pursuant to the Swap Agreement.

Swap Agreement
Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with [TBD] for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $[340,025,000]. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.200]% per annum on the swap notional amount set forth below (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap Notional Balance schedule.

Swap Agreement Notional Balance Schedule:

Period	Swap Notional Balance ($)	Period	Swap Notional Balance ($)
1	340,025,000.00	32	59,179,405.87
2	338,035,637.07	33	56,500,926.24
3	335,023,085.43	34	53,697,353.04
4	330,975,607.72	35	48,997,240.09
5	325,601,623.05	36	21,329,081.77
6	319,487,758.71	37	20,486,629.55
7	312,355,826.23	38	19,677,368.84
8	304,229,584.82	39	18,899,993.72
9	295,142,496.18	40	18,153,249.61
10	285,137,833.61	41	17,435,931.29
11	274,268,656.52	42	16,746,880.96
12	262,597,638.44	43	16,084,986.33
13	250,196,738.21	44	15,449,178.86
14	238,384,642.64	45	14,838,432.06
15	227,133,262.02	46	14,251,759.77
16	216,415,852.21	47	13,688,214.65
17	206,206,949.79	48	13,146,886.61
18	196,482,310.62
19	187,218,851.19
20	178,394,592.96
21	169,988,609.17
22	159,917,137.81
23	89,871,939.39
24	85,787,790.03
25	81,890,989.28
26	78,172,865.61
27	74,625,152.22
28	71,239,967.94
29	68,009,799.17
30	64,927,482.55
31	61,986,188.57

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

  to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

  to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

  As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their respective principal balances, the principal portion of any realized losses incurred for the preceding calendar month;

  To pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to the holders of the Class A, Class M and Class B Certificates, to pay the amount of any Prepayment Interest Shortfalls allocated thereto for that distribution date, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date, on a pro rata basis;

  to the holders of the Class A, Class M and Class B certificates, on a pro rata basis to pay the amount of any Prepayment Interest Shortfalls previously allocated thereto remaining unpaid from prior distribution dates together with interest thereon;

  to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfalls, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates and Class B Certificates, in order of priority, any Basis Risk Shortfalls for such Distribution Date;

  to the holders of the Class A, Class M and Class B Certificates, on a pro rata basis, to pay the amount of any Relief Act Shortfalls, to the extent unpaid from interest collections;

  to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  to pay to the holders of the Class SB Certificates the excess, if any, of the sum of the remaining Swap Account Balance and the then-current Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date.

Available Funds Cap

(100% PPC; Actual/360)

Month	Spot Index Values	Index Values at 20%	Month	Spot Index Values	Index Values at 20%	Month	Spot Index Values	Index Values at 20%
1	6.69	22.42	37	8.35	12.53	73	8.33	11.35
2	6.79	22.52	38	8.10	12.21	74	8.06	10.97
3	6.89	22.61	39	8.35	12.48
4	6.79	22.48	40	8.10	12.17
5	6.79	22.43	41	8.09	12.15
6	7.13	22.72	42	8.89	13.45
7	6.79	22.32	43	8.09	12.44
8	6.90	22.34	44	8.34	12.72
9	6.80	22.14	45	8.09	12.39
10	6.91	22.14	46	8.33	12.67
11	6.80	21.90	47	8.08	12.34
12	6.81	21.75	48	8.08	12.58
13	6.92	21.65	49	8.39	11.03
14	6.81	21.34	50	8.11	10.67
15	6.93	21.25	51	8.38	11.01
16	6.82	20.94	52	8.11	10.65
17	6.83	20.74	53	8.11	10.64
18	7.21	20.94	54	8.97	11.78
19	6.83	20.36	55	8.10	10.63
20	6.96	20.30	56	8.37	10.97
21	6.84	19.99	57	8.10	10.61
22	6.98	19.78	58	8.36	10.95
23	6.97	14.41	59	8.09	10.59
24	7.77	15.34	60	8.10	10.61
25	7.97	15.46	61	8.36	11.52
26	7.77	15.16	62	8.09	11.13
27	7.97	15.28	63	8.36	11.49
28	7.77	14.99	64	8.09	11.11
29	7.77	14.91	65	8.08	11.09
30	8.20	15.61	66	8.95	12.27
31	7.77	15.06	67	8.08	11.07
32	7.98	15.20	68	8.34	11.42
33	7.77	14.89	69	8.07	11.04
34	7.99	15.01	70	8.34	11.39
35	7.78	14.43	71	8.07	11.01
36	7.89	11.65	72	8.06	11.00

Prepayment Sensitivity

Class A-1 (to call/to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	1.67	1.23	1.00	0.86	0.76
Modified Duration (years)	1.58	1.17	0.96	0.83	0.74
First Principal Payment	10/25/05	10/25/05	10/25/05	10/25/05	10/25/05
Last Principal Payment	11/25/08	12/25/07	6/25/07	2/25/07	12/25/06
Principal Lockout (months)	0	0	0	0	0
Principal Window (months)	38	27	21	17	15
Illustrative Yield @ Par (30/360)	4.02%	4.01%	4.01%	4.01%	4.01%

Class A-2 (to call/to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	6.23	4.21	3.00	2.10	1.75
Modified Duration (years)	5.30	3.75	2.74	1.97	1.66
First Principal Payment	11/25/08	12/25/07	6/25/07	2/25/07	12/25/06
Last Principal Payment	3/25/18	2/25/14	11/25/11	9/25/08	2/25/08
Principal Lockout (months)	37	26	20	16	14
Principal Window (months)	113	75	54	20	15
Illustrative Yield @ Par (30/360)	4.16%	4.16%	4.16%	4.16%	4.16%

Class A-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	12.51	8.42	6.17	4.51	2.62
Modified Duration (years)	9.52	6.95	5.33	4.02	2.43
First Principal Payment	3/25/18	2/25/14	11/25/11	9/25/08	2/25/08
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	7/25/08
Principal Lockout (months)	149	100	73	35	28
Principal Window (months)	1	1	1	23	6
Illustrative Yield @ Par (30/360)	4.29%	4.29%	4.29%	4.29%	4.29%

Class A-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	16.86	11.62	8.59	6.32	2.62
Modified Duration (years)	11.70	8.91	7.00	5.37	2.43
First Principal Payment	3/25/18	2/25/14	11/25/11	9/25/08	2/25/08
Last Principal Payment	11/25/30	5/25/24	10/25/19	8/25/16	7/25/08
Principal Lockout (months)	149	100	73	35	28
Principal Window (months)	153	124	96	96	6
Illustrative Yield @ Par (30/360)	4.36%	4.37%	4.38%	4.38%	4.29%

Prepayment Sensitivity (Contd)

Class M-1 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.61	4.59	4.73	3.06
Modified Duration (years)	6.70	4.82	4.06	4.19	2.80
First Principal Payment	10/25/09	11/25/08	5/25/09	2/25/10	7/25/08
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	37	43	52	33
Principal Window (months)	102	64	31	6	14
Illustrative Yield @ Par (30/360)	4.39%	4.39%	4.39%	4.39%	4.39%

Class M-1 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.12	6.20	5.04	5.12	3.61
Modified Duration (years)	7.12	5.19	4.38	4.49	3.22
First Principal Payment	10/25/09	11/25/08	5/25/09	2/25/10	7/25/08
Last Principal Payment	10/25/27	5/25/21	5/25/17	9/25/14	7/25/14
Principal Lockout (months)	48	37	43	52	33
Principal Window (months)	217	151	97	56	73
Illustrative Yield @ Par (30/360)	4.41%	4.41%	4.41%	4.40%	4.42%

Class M-2 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.61	4.49	4.33	3.92
Modified Duration (years)	6.70	4.81	3.98	3.86	3.53
First Principal Payment	10/25/09	11/25/08	3/25/09	8/25/09	8/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	37	41	46	46
Principal Window (months)	102	64	33	12	1
Illustrative Yield @ Par (30/360)	4.41%	4.41%	4.41%	4.41%	4.41%

Class M-2 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.10	6.18	4.93	4.66	6.08
Modified Duration (years)	7.10	5.17	4.28	4.11	5.22
First Principal Payment	10/25/09	11/25/08	3/25/09	8/25/09	9/25/10
Last Principal Payment	2/25/27	10/25/20	11/25/16	5/25/14	6/25/13
Principal Lockout (months)	48	37	41	46	59
Principal Window (months)	209	144	93	58	34
Illustrative Yield @ Par (30/360)	4.43%	4.43%	4.43%	4.43%	4.49%

Prepayment Sensitivity (Contd)

Class M-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.44	4.10	3.92
Modified Duration (years)	6.68	4.80	3.93	3.67	3.53
First Principal Payment	10/25/09	10/25/08	2/25/2009	6/25/09	8/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/2011	7/25/10	8/25/09
Principal Lockout (months)	48	36	40	44	46
Principal Window (months)	102	65	34	14	1
Illustrative Yield @ Par (30/360)	4.46%	4.46%	4.46%	4.46%	4.46%

Class M-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.07	6.16	4.85	4.42	4.79
Modified Duration (years)	7.07	5.15	4.22	3.91	4.23
First Principal Payment	10/25/09	10/25/08	2/25/09	6/25/09	1/25/10
Last Principal Payment	4/25/26	1/25/20	4/25/16	12/25/13	4/25/12
Principal Lockout (months)	48	36	40	44	51
Principal Window (months)	199	136	87	55	28
Illustrative Yield @ Par (30/360)	4.48%	4.48%	4.48%	4.48%	4.50%

Class M-4 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.40	3.99	3.92
Modified Duration (years)	6.65	4.78	3.89	3.57	3.52
First Principal Payment	10/25/09	10/25/08	1/25/09	4/25/09	8/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	39	42	46
Principal Window (months)	102	65	35	16	1
Illustrative Yield @ Par (30/360)	4.55%	4.55%	4.55%	4.54%	4.55%

Class M-4 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.04	6.13	4.80	4.29	4.38
Modified Duration (years)	7.03	5.12	4.17	3.80	3.89
First Principal Payment	10/25/09	10/25/08	1/25/09	4/25/09	9/25/09
Last Principal Payment	7/25/25	6/25/19	11/25/15	8/25/13	1/25/12
Principal Lockout (months)	48	36	39	42	47
Principal Window (months)	190	129	83	53	29
Illustrative Yield @ Par (30/360)	4.56%	4.57%	4.57%	4.56%	4.57%

Prepayment Sensitivity (Contd)

Class M-5 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.38	3.91	3.89
Modified Duration (years)	6.64	4.78	3.87	3.50	3.49
First Principal Payment	10/25/09	10/25/08	12/25/08	3/25/09	6/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	38	41	44
Principal Window (months)	102	65	36	17	3
Illustrative Yield @ Par (30/360)	4.60%	4.60%	4.60%	4.60%	4.60%

Class M-5 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.01	6.10	4.76	4.19	4.13
Modified Duration (years)	7.00	5.09	4.13	3.72	3.68
First Principal Payment	10/25/09	10/25/08	12/25/08	3/25/09	6/25/09
Last Principal Payment	11/25/24	12/25/18	7/25/15	4/25/13	10/25/11
Principal Lockout (months)	48	36	38	41	44
Principal Window (months)	182	123	80	50	29
Illustrative Yield @ Par (30/360)	4.62%	4.62%	4.62%	4.62%	4.61%

Class M-6 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.36	3.84	3.74
Modified Duration (years)	6.63	4.77	3.84	3.44	3.37
First Principal Payment	10/25/09	10/25/08	12/25/08	2/25/09	4/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	38	40	42
Principal Window (months)	102	65	36	18	5
Illustrative Yield @ Par (30/360)	4.64%	4.64%	4.64%	4.64%	4.64%

Class M-6 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.96	6.07	4.71	4.11	3.95
Modified Duration (years)	6.96	5.06	4.09	3.64	3.53
First Principal Payment	10/25/09	10/25/08	12/25/08	2/25/09	4/25/09
Last Principal Payment	2/25/24	5/25/18	1/25/15	12/25/12	7/25/11
Principal Lockout (months)	48	36	38	40	42
Principal Window (months)	173	116	74	47	28
Illustrative Yield @ Par (30/360)	4.66%	4.66%	4.66%	4.66%	4.65%

Prepayment Sensitivity (Contd)

Class M-7 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.34	3.79	3.63
Modified Duration (years)	6.46	4.68	3.78	3.36	3.23
First Principal Payment	10/25/09	10/25/08	11/25/08	1/25/09	3/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	37	39	41
Principal Window (months)	102	65	37	19	6
Illustrative Yield @ Par (30/360)	5.19%	5.19%	5.19%	5.19%	5.18%

Class M-7 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.89	6.02	4.66	4.03	3.81
Modified Duration (years)	6.75	4.94	3.99	3.53	3.37
First Principal Payment	10/25/09	10/25/08	11/25/08	1/25/09	3/25/09
Last Principal Payment	4/25/23	9/25/17	7/25/14	8/25/12	3/25/11
Principal Lockout (months)	48	36	37	39	41
Principal Window (months)	163	108	69	44	25
Illustrative Yield @ Par (30/360)	5.21%	5.22%	5.22%	5.22%	5.21%

Class M-8 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.33	3.75	3.54
Modified Duration (years)	6.43	4.67	3.75	3.32	3.15
First Principal Payment	10/25/09	10/25/08	11/25/08	12/25/08	1/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	37	38	39
Principal Window (months)	102	65	37	20	8
Illustrative Yield @ Par (30/360)	5.29%	5.29%	5.29%	5.29%	5.29%

Class M-8 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.81	5.96	4.60	3.95	3.69
Modified Duration (years)	6.68	4.88	3.94	3.46	3.27
First Principal Payment	10/25/09	10/25/08	11/25/08	12/25/08	1/25/09
Last Principal Payment	3/25/22	12/25/16	1/25/14	2/25/12	11/25/10
Principal Lockout (months)	48	36	37	38	39
Principal Window (months)	150	99	63	39	23
Illustrative Yield @ Par (30/360)	5.32%	5.32%	5.32%	5.32%	5.32%

Prepayment Sensitivity (Contd)

Class M-9 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.30	5.60	4.33	3.74	3.48
Modified Duration (years)	6.30	4.60	3.71	3.27	3.07
First Principal Payment	10/25/09	10/25/08	11/25/08	11/25/08	1/25/09
Last Principal Payment	3/25/18	2/25/14	11/25/11	7/25/10	8/25/09
Principal Lockout (months)	48	36	37	37	39
Principal Window (months)	102	65	37	21	8
Illustrative Yield @ Par (30/360)	5.76%	5.76%	5.76%	5.76%	5.76%

Class M-9 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.71	5.88	4.55	3.90	3.60
Modified Duration (years)	6.49	4.77	3.85	3.39	3.17
First Principal Payment	10/25/09	10/25/08	11/25/08	11/25/08	1/25/09
Last Principal Payment	5/25/21	5/25/16	7/25/13	10/25/11	8/25/10
Principal Lockout (months)	48	36	37	37	39
Principal Window (months)	140	92	57	36	20
Illustrative Yield @ Par (30/360)	5.78%	5.79%	5.79%	5.79%	5.78%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

AGGREGATE MORTGAGE LOANS
Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$237,431,065
Number of Loans	1,626
Average Current Loan Balance	$146,022	$28,325	$724,459
(1) Original Loan-to-Value Ratio (%)	100.47%	94.00%	107.00%
(1) Mortgage Rate (%)	7.633%	5.250%	10.800%
(1) Net Mortgage Rate (%)	7.271%	4.950%	10.250%
(1) Note Margin (%)	5.018%	2.250%	9.550%
(1) Maximum Mortgage Rate (%)	13.700%	11.375%	16.800%
(1) Minimum Mortgage Rate (%)	5.393%	2.250%	10.800%
(1) Term to Next Rate Adjustment Rate (months)	29 Months	5 Months	59 Months
(1) Remaining Term to Stated Maturity (months)	359 Months	119 Months	360 Months
(1) (2) Credit Score	700	601	814
(1) Weighted Average reflected in Total.
(2) 100.00% of the Aggregate Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Adjustable Rate	80.08%
Fixed Rate	19.92%

Fully Amortizing Mortgage Loans	100.00%

Lien	First	100.00%

Property Type	Multi-Family (two to four family units)	7.74%
Condo High Rise (more than 8 stories)	0.09%
Condo Low Rise (less than 5 stories)	6.54%
Condo Mid Rise (5 to 8 stories)	0.32%
Leasehold	0.06%
Planned Unit Developments (attached)	1.96%
Planned Unit Developments (detached)	14.31%
Single Family Detached	67.52%
Townhouse	1.46%

Documentation Type	Full Documentation	78.59%
Reduced Documentation	21.41%

Geographic Distribution	Florida	10.50%
Illinois	7.66%
Michigan	6.60%
Texas	5.71%
Indiana	4.23%
Arizona	4.18%

Number of States (including DC)	49

Largest Zip Code Concentration	34983	0.42%

Loans with Prepayment Penalties	60.86%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Credit Score Distribution of the Aggregate Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
600 - 619	116	16,844,271	7.09	145,209	609	100.20
620 - 639	162	24,462,114	10.30	151,001	629	100.17
640 - 659	138	20,477,037	8.62	148,384	649	100.33
660 - 679	118	19,642,699	8.27	166,464	668	100.30
680 - 699	244	35,967,829	15.15	147,409	689	100.66
700 - 719	172	25,753,929	10.85	149,732	709	100.61
720 - 739	237	33,268,040	14.01	140,371	729	100.61
740 - 759	189	26,790,974	11.28	141,751	749	100.45
760 - 779	140	18,961,686	7.99	135,441	768	100.55
780 - 799	88	11,963,753	5.04	135,952	787	100.39
800 and Greater	22	3,298,733	1.39	149,942	805	101.04
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Debt-to-Income Ratios of the Aggregate Mortgage Loans
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Not Available*	40	7,180,923	3.02	179,523	722	100.00
0.01 - 5.00	1	62,000	0.03	62,000	777	100.00
5.01 - 10.00	4	328,745	0.14	82,186	729	100.00
10.01 - 15.00	13	2,010,544	0.85	154,657	713	100.00
15.01 - 20.00	38	4,474,508	1.88	117,750	714	100.06
20.01 - 25.00	49	5,532,219	2.33	112,902	710	100.29
25.01 - 30.00	131	15,742,779	6.63	120,174	699	100.73
30.01 - 35.00	199	25,171,049	10.60	126,488	703	100.46
35.01 - 40.00	376	54,104,510	22.79	143,895	707	100.98
40.01 - 45.00	407	63,472,329	26.73	155,952	702	100.50
45.01 - 50.00	309	49,064,062	20.66	158,783	692	100.05
50.01 - 55.00	59	10,287,399	4.33	174,363	640	99.91
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

*These mortgage loans were generally originated under certain limited documentation programs.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Original Mortgage Loan Principal Balances of the Aggregate Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	579	43,129,238	18.16	74,489	702	100.25
100,001 - 200,000	729	103,935,485	43.78	142,573	702	100.47
200,001 - 300,000	240	57,796,238	24.34	240,818	701	100.67
300,001 - 400,000	50	17,526,842	7.38	350,537	683	100.33
400,001 - 500,000	14	6,466,321	2.72	461,880	678	100.65
500,001 - 600,000	7	3,826,124	1.61	546,589	693	100.69
600,001 - 700,000	6	4,026,358	1.70	671,060	703	100.00
700,001 - 800,000	1	724,459	0.31	724,459	727	100.00
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Net Mortgage Rates of the Aggregate Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	1	244,719	0.10	244,719	761	100.00
5.000 - 5.499	20	3,378,413	1.42	168,921	724	100.92
5.500 - 5.999	44	7,074,220	2.98	160,778	738	101.00
6.000 - 6.499	171	30,308,998	12.77	177,246	727	100.75
6.500 - 6.999	245	41,474,777	17.47	169,285	709	100.35
7.000 - 7.499	469	67,825,438	28.57	144,617	707	100.31
7.500 - 7.999	356	45,986,656	19.37	129,176	684	100.49
8.000 - 8.499	206	26,829,479	11.30	130,240	669	100.57
8.500 - 8.999	82	10,827,347	4.56	132,041	659	100.21
9.000 - 9.499	24	2,664,551	1.12	111,023	644	100.60
9.500 - 9.999	6	657,882	0.28	109,647	639	100.84
10.000 - 10.499	2	158,585	0.07	79,292	625	100.00
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Mortgage Rates of the Aggregate Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	5	940,709	0.40	188,142	745	100.81
5.500 - 5.999	27	4,274,260	1.80	158,306	730	100.76
6.000 - 6.499	71	13,019,743	5.48	183,377	734	100.78
6.500 - 6.999	208	37,075,876	15.62	178,249	717	100.78
7.000 - 7.499	223	35,804,721	15.08	160,559	716	100.24
7.500 - 7.999	500	70,044,971	29.50	140,090	704	100.41
8.000 - 8.499	280	36,352,111	15.31	129,829	681	100.40
8.500 - 8.999	223	29,019,270	12.22	130,131	668	100.46
9.000 - 9.499	55	6,872,572	2.89	124,956	654	100.12
9.500 - 9.999	27	3,262,293	1.37	120,826	644	100.26
10.000 - 10.499	5	605,954	0.26	121,191	638	100.91
10.500 - 10.999	2	158,585	0.07	79,292	625	100.00
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Original Loan-to-Value Ratios of the Aggregate Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
90.01 - 95.00	17	2,490,368	1.05	146,492	740
95.01 - 100.00	1,414	203,745,522	85.81	144,092	698
100.01 - 101.00	3	555,747	0.23	185,249	716
101.01 - 102.00	10	1,884,833	0.79	188,483	723
102.01 - 103.00	102	14,887,634	6.27	145,957	684
103.01 - 104.00	2	333,600	0.14	166,800	775
104.01 - 105.00	10	2,562,320	1.08	256,232	733
105.01 - 106.00	8	1,020,487	0.43	127,561	730
106.01 - 107.00	60	9,950,553	4.19	165,843	726
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	52	5,434,768	2.29	104,515	668	100.44
Alaska	1	300,000	0.13	300,000	746	100.00
Arizona	44	9,921,467	4.18	225,488	697	100.20
Arkansas	17	1,677,784	0.71	98,693	709	100.09
California	27	7,097,476	2.99	262,869	691	99.89
Colorado	30	4,900,142	2.06	163,338	713	100.60
Connecticut	12	2,203,496	0.93	183,625	726	100.00
Delaware	2	574,000	0.24	287,000	676	100.00
District of Columbia	2	436,000	0.18	218,000	741	100.00
Florida	129	24,930,861	10.50	193,262	705	100.51
Georgia	55	7,049,102	2.97	128,165	706	100.11
Hawaii	2	795,334	0.33	397,667	769	100.00
Idaho	16	1,813,437	0.76	113,340	687	100.07
Illinois	107	18,181,230	7.66	169,918	702	100.74
Indiana	91	10,053,108	4.23	110,474	698	100.53
Iowa	11	953,641	0.40	86,695	642	100.11
Kansas	21	2,535,141	1.07	120,721	695	101.25
Kentucky	36	3,747,181	1.58	104,088	696	100.22
Louisiana	34	4,139,380	1.74	121,746	700	100.30
Maine	3	361,208	0.15	120,403	696	102.18
Maryland	20	3,536,918	1.49	176,846	668	100.22
Massachusetts	13	3,002,695	1.26	230,977	687	99.76
Michigan	113	15,665,678	6.60	138,634	703	100.40
Minnesota	19	3,368,124	1.42	177,270	696	100.83
Mississippi	8	1,003,958	0.42	125,495	649	100.82
Missouri	61	7,292,731	3.07	119,553	694	100.56
Montana	1	139,882	0.06	139,882	709	100.00
Nebraska	11	1,229,875	0.52	111,807	706	101.74
Nevada	10	2,999,238	1.26	299,924	683	99.20
New Hampshire	1	200,855	0.08	200,855	782	100.00
New Jersey	11	2,703,307	1.14	245,755	712	101.11
New Mexico	9	873,443	0.37	97,049	683	99.75
New York	14	4,362,340	1.84	311,596	708	101.14
North Carolina	64	6,209,720	2.62	97,027	724	100.07
North Dakota	2	203,623	0.09	101,811	689	101.46
Ohio	75	8,959,554	3.77	119,461	692	100.27
Oklahoma	26	2,947,787	1.24	113,376	690	101.38
Oregon	24	4,199,696	1.77	174,987	720	99.57
Pennsylvania	62	6,949,431	2.93	112,088	699	101.96
Rhode Island	3	875,069	0.37	291,690	688	100.88
South Carolina	31	3,335,747	1.40	107,605	689	100.30
Tennessee	49	5,623,627	2.37	114,768	691	99.93
Texas	105	13,556,476	5.71	129,109	701	100.27
Utah	47	7,274,913	3.06	154,785	710	100.21

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans (Continued)
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Virginia	39	7,691,702	3.24	197,223	693	101.21
Washington	46	7,333,036	3.09	159,414	704	100.66
West Virginia	7	996,693	0.42	142,385	680	100.00
Wisconsin	56	6,806,958	2.87	121,553	701	100.61
Wyoming	7	983,234	0.41	140,462	681	100.30
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Mortgage Loan Purpose of the Aggregate Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	211	35,411,393	14.91	167,827	665	100.80
Purchase	1,369	194,825,993	82.06	142,313	706	100.38
Rate/Term Refinance	46	7,193,679	3.03	156,384	684	101.22
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Mortgage Loan Documentation Type of the Aggregate Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1,362	186,591,880	78.59	136,998	696	100.62
Reduced Documentation	264	50,839,185	21.41	192,573	712	99.90
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Occupancy Types of the Aggregate Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Non-owner Occupied	581	66,900,739	28.18	115,148	735	99.84
Primary	1,017	166,224,569	70.01	163,446	685	100.70
Second/Vacation	28	4,305,757	1.81	153,777	714	101.16
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Mortgaged Property Types of the Aggregate Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Multi-Family (two to four family units)	133	18,384,135	7.74	138,227	724	100.17
Condo High Rise (more than 8 stories)	2	225,089	0.09	112,544	770	104.39
Condo Low Rise (less than 5 stories)	100	15,526,021	6.54	155,260	706	100.95
Condo Mid Rise (5 to 8 stories)	4	754,732	0.32	188,683	746	101.12
Leasehold	1	130,683	0.06	130,683	627	97.00
Planned Unit Developments (attached)	28	4,661,525	1.96	166,483	712	100.71
Planned Unit Developments (detached)	162	33,981,261	14.31	209,761	698	100.31
Single Family Detached	1,161	160,308,991	67.52	138,078	695	100.46
Townhouse	35	3,458,626	1.46	98,818	711	101.14
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Credit Grades of the Aggregate Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	1,015	148,737,648	62.64	146,540	722	100.38
A2	254	33,991,317	14.32	133,824	697	101.02
A3	42	5,891,428	2.48	140,272	649	101.65
A4	315	48,810,672	20.56	154,955	639	100.21
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Prepayment Penalty Terms of the Aggregate Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	656	92,927,813	39.14	141,658	702	100.60
12 Months	54	10,925,399	4.60	202,322	693	100.44
24 Months	480	75,672,758	31.87	157,652	687	100.21
36 Months	431	56,703,281	23.88	131,562	713	100.61
60 Months	1	500,000	0.21	500,000	734	100.00
Other(1)	4	701,813	0.30	175,453	665	100.00
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

(1) Not 0, 12, 24, 36, or 60 months and not more than 60 months

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Note Margins of the Adjustable Rate Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000 - 2.499	1	110,000	0.05	110,000	722	100.00
2.500 - 2.999	1	190,950	0.08	190,950	763	100.00
3.000 - 3.499	401	54,838,721	23.10	136,755	753	100.48
3.500 - 3.999	19	3,423,801	1.44	180,200	714	100.18
4.000 - 4.499	198	28,265,531	11.90	142,755	699	100.90
4.500 - 4.999	12	1,486,491	0.63	123,874	691	99.01
5.000 - 5.499	140	26,312,004	11.08	187,943	696	100.30
5.500 - 5.999	32	4,970,757	2.09	155,336	656	99.92
6.000 - 6.499	140	25,476,973	10.73	181,978	666	100.24
6.500 - 6.999	166	26,722,853	11.25	160,981	644	99.96
7.000 - 7.499	66	11,027,874	4.64	167,089	636	99.98
7.500 - 7.999	30	4,398,717	1.85	146,624	653	99.83
8.000 - 8.499	11	1,238,856	0.52	112,623	648	100.00
8.500 - 8.999	11	1,329,717	0.56	120,883	641	100.00
9.000 - 9.499	1	265,887	0.11	265,887	622	100.00
9.500 - 9.999	1	81,467	0.03	81,467	643	100.00
Fixed-Rate	396	47,290,466	19.92	119,420	716	101.03
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Maximum Mortgage of the Adjustable Rate Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
11.0000 - 11.9999	29	4,630,610	1.95	159,676	731	100.87
12.0000 - 12.9999	193	34,269,215	14.43	177,561	727	100.97
13.0000 - 13.9999	566	86,290,763	36.34	152,457	706	100.18
14.0000 - 14.9999	357	53,793,925	22.66	150,683	663	100.16
15.0000 - 15.9999	74	9,885,258	4.16	133,585	661	100.11
16.0000 - 16.9999	11	1,270,827	0.54	115,530	637	99.73
Fixed-Rate	396	47,290,466	19.92	119,420	716	101.03
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Minimum Mortgage of the Adjustable Rate Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000 - 2.999	2	300,950	0.13	150,475	748	100.00
3.000 - 3.999	412	57,151,108	24.07	138,716	750	100.47
4.000 - 4.999	197	27,427,057	11.55	139,224	699	100.86
5.000 - 5.999	129	24,960,300	10.51	193,491	694	100.37
6.000 - 6.999	201	34,541,981	14.55	171,851	652	100.10
7.000 - 7.999	158	27,732,819	11.68	175,524	662	100.01
8.000 - 8.999	96	13,346,639	5.62	139,027	654	99.94
9.000 - 9.999	31	4,155,416	1.75	134,046	653	99.92
10.000 - 10.999	4	524,329	0.22	131,082	621	100.00
Fixed Rate	396	47,290,466	19.92	119,420	716	101.03
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Next Interest Rate Adjustment Dates of the Adjustable Rate Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fixed-Rate Mortgage Loans	396	47,290,466	19.92	119,420	716	101.03
January-06	2	209,971	0.09	104,986	721	100.00
December-06	1	148,994	0.06	148,994	704	100.00
April-07	6	874,217	0.37	145,703	690	100.00
May-07	23	3,391,025	1.43	147,436	670	99.88
June-07	53	7,963,147	3.35	150,248	650	100.03
July-07	402	70,653,005	29.76	175,754	680	100.05
August-07	131	19,456,365	8.19	148,522	663	100.19
February-08	1	61,713	0.03	61,713	750	100.00
March-08	1	204,041	0.09	204,041	757	100.00
April-08	1	110,000	0.05	110,000	722	100.00
May-08	5	866,390	0.36	173,278	746	105.14
June-08	55	8,973,093	3.78	163,147	717	100.83
July-08	118	15,763,737	6.64	133,591	708	100.30
August-08	384	53,498,454	22.53	139,319	725	100.54
September-08	40	6,414,815	2.70	160,370	714	101.49
July-10	7	1,551,632	0.65	221,662	703	100.00
TOTAL:	1,626	$237,431,065	100.00%	$146,022	700	100.47%

Contact Information

Bear Stearns Contacts

Name:	Telephone:	E-Mail:
Matthew Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com
Josephine Musso Associate Director	(212) 272-6033	jmusso@bear.com
G. Scott Tabor Collateral Analyst	(212) 272-5925	gtabor@bear.com

Bear Stearns Trading Contacts

Name:	Telephone:	E-Mail:
Jeffrey Verschleiser Senior Managing Director	(212) 272-5451	jverschleiser@bear.com
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Vice President	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moodys Timothy Gildner	(212) 553-2919	timothy.gildner@moodys.com
Standard and Poors Jonathan Hierl	(212) 438-2555	jonathan_hierl@standardandpoors.com
Fitch Alla Sirotic	(212) 908-0732	alla.sirotic@fitchratings.com